UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 13, 2006

NewStar Financial, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33211	54-2157878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 Boylston Street, Suite 1600	Boston, Massachusetts 02116
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 848-2500

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On December 8, 2006, NewStar Financial, Inc. (the “Company”) entered into employment agreements with the Company’s executive officers, including Timothy J. Conway, President and Chief Executive Officer, Peter A. Schmidt-Fellner, Chief Investment Officer, John K. Bray, Chief Financial Officer, Phillip R. Burnaman II, Managing Director and Head of Structured Products, David R. Dobies, Managing Director and Co-Head of Middle Market Corporate, and Timothy C. Shoyer, Managing Director and Co-Head of Middle Market Corporate (collectively, the “Employment Agreements”). On December 13, 2006, the Company additionally entered into separate restricted stock agreements with members of management, including each of Messrs. Conway, Schmidt-Fellner, Bray, Burnaman, Dobies and Shoyer (the “Management Restricted Stock Agreements”), and it entered into amended and restated restricted stock agreements with its executive officers, including Messrs. Conway, Schmidt-Fellner, Bray, Burnaman, Dobies and Shoyer, and other key employees (the “Amended and Restated Restricted Stock Agreements). Each of the contents of the Employment Agreements, Management Restricted Stock Agreements and Amended and Restated Restricted Stock Agreements are incorporated by reference into this Item 1.01, and their material terms are summarized in Item 5.02 below. The contents of these summaries are incorporated into this Item 1.01 by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Changes to the Board of Directors

On December 13, 2006, the resignation of Mani A. Sadeghi from the board of directors of Company became effective. Also on December 13, 2006, the election of Bradley E. Cooper, Frank R. Noonan, Maureen P. O’Hara, Joseph W. Saunders, Peter A. Schmidt-Fellner and Richard E. Thornburgh to the Company’s board of directors became effective. Membership to the audit committee, the nominating and the corporate governance committee, the compensation committee and the risk policy committee became effective on December 13, 2006 as well. Mark K. Gormley, Mr. Noonan and Ms. O’Hara serve on the audit committee, of which Mr. Noonan was named chairman. Kimball T. Brooker, Jr., Mr. Cooper and Ms. O’Hara serve on the nominating and corporate governance committee, of which Ms. O’Hara was named chair. Messrs. Saunders, Brooker and Cooper serve on the compensation committee, of which Mr. Saunders was named chairman. Messrs. Conway, Thornburgh and Gormley serve on the risk policy committee, of which Mr. Thornburgh was named chairman

The non-management members of the Company’s board of directors, including Kimball T. Brooker, Jr., Mark K. Gormley, Maureen P. O’Hara, Bradley E. Cooper, Frank R. Noonan, Joseph W. Saunders and Richard E. Thornburgh, each received 5,000 shares of the Company’s restricted stock. Each of the non-management directors entered into a restricted stock agreement with the Company on December 13, 2006. The restricted stock will vest over five years with 15% vesting on each of the first and second anniversaries of the grant date, 20% vesting on the third anniversary and 25% vesting on each of the fourth and fifth anniversaries.

In addition, each of Ms. O’Hara and Messrs. Brooker, Cooper, Gormley, Saunders and Thornburgh received options to purchase up to 5,000 shares of the Company’s common stock at the initial public offering price under the Company’s 2006 Incentive Plan, effective on December 13, 2006. The options will vest ratably over four years with the first 25% vesting on the first anniversary of the grant.

Employment Agreements with Executive Officers

On December 8, 2006, the Company entered into employment agreements with the Company’s executive officers, including Timothy J. Conway, President and Chief Executive Officer, Peter A. Schmidt-Fellner, Chief Investment Officer, John K. Bray, Chief Financial Officer, Phillip R. Burnaman II, Managing Director and Head of Structured Products, David R. Dobies, Managing Director and Co-Head of Middle Market Corporate, and Timothy C. Shoyer, Managing Director and Co-Head of Middle Market Corporate (collectively, the “Employment Agreements”). The Employment Agreements became effective on December 13, 2006.

Each of the Employment Agreements have substantially identical terms, except as described below. Under all of the agreements, each employee’s base salary may be subject to increase on an annual basis as determined by the board of directors but will not be subject to any decrease. Additionally, each employee is entitled to participate in incentive bonus programs as the board of directors may adopt from time to time and is eligible for equity grants periodically. The position and initial base salary for each of the employees under the agreements is as listed below:

Name	Position	Base Salary
Timothy J. Conway	Chairman, Chief Executive Officer and President	$400,000
Peter A. Schmidt-Fellner	Chief Investment Officer	$350,000
John K. Bray	Chief Financial Officer	$300,000
Phillip R. Burnaman II	Managing Director and Head of Structured Products	$300,000
David R. Dobies	Managing Director and Co-Head of Middle Market Corporate	$250,000
Timothy C. Shoyer	Managing Director and Co-Head of Middle Market Corporate	$250,000

Messrs. Conway, Schmidt-Fellner and Bray entered into three-year agreements with a one-year renewal period. Each of Messrs. Conway, Schmidt-Fellner and Bray, if terminated by the Company without cause or by the employee for good reason, is entitled to a severance package that includes any accrued but unpaid base salary through the date of termination, a bonus pro-rated through the date of termination, as well as the continuation of his base salary during a two-year severance period, two times the amount of his bonus, continued health benefits during the two years following the date of termination, any accrued but unpaid vacation pay or other benefits, reimbursement for up to $15,000 for the cost of outplacement services during the two years following the date of termination, a two-year acceleration of vesting of all incentive equity and a period of 90 days following the two-year severance period to exercise any vested options. If a termination is without cause or for good reason during the two-year period following a change in control, each employee is entitled to substantially similar terms, except he will receive three times the amount of his then base salary, three times the amount of his bonus and continued health benefits for three years. In addition, all of his incentive equity will vest. Bonus, for the purpose of these severance packages, is calculated as the greater of either (i) the bonus paid to the employee in the prior fiscal year or (ii) the average bonus paid during the three previous fiscal years. Based on their initial base salary and the 2005 bonus amounts, the cash severance payments for Messrs. Conway, Schmidt-Fellner and Bray upon termination would be $2,300,000, $2,125,000 and $1,100,000, respectively. In the event of a termination following a change of control, the cash severance payments would be $3,450,000, $3,187,500 and $1,650,000, respectively. These amounts are subject to change based on the applicable base salary and bonus amounts at the time of termination.

Messrs. Burnaman, Dobies and Shoyer entered into two-year agreements with a one-year renewal period. The terms of the Employment Agreements for Messrs. Burnaman, Dobies and Shoyer are the same as the Employment Agreements described above, except if terminated by the Company without cause or by the employee for good reason, the severance period is one year and includes the continuation of his base salary for one year and the amount of his bonus, as well as a reimbursement for up to $10,000 for the cost of outplacement services during the year following the date of termination. In addition, if a termination is without cause or for good reason during the two-year period following a change in control, the employee will receive two times the amount of his then base salary and two times the amount of his bonus. Based on their initial base salary and the 2005 bonus amounts, the cash severance payments for Messrs. Burnaman, Dobies and Shoyer upon termination would be $800,000, $737,500 and $737,500, respectively. In the event of a termination following a change of control, the cash severance payments would be $1,600,000, $1,475,000 and $1,475,000, respectively. These amounts are subject to change based on the applicable base salary and bonus amounts at the time of termination.

In the case of employment being terminated due to death or a permanent disability, the employee or his legal representative is entitled to any accrued but unpaid base salary, a bonus pro-rated through the date of termination, any accrued but unpaid vacation pay or other benefits, an acceleration of vesting of all incentive equity and a period of one year following the date of termination to exercise any vested options.

If the employee retires, he is entitled to any accrued but unpaid base salary, a bonus pro-rated through the date of termination, any accrued but unpaid vacation pay or other benefits, the right to participate in the Company’s retiree health program, the acceleration of vesting of all of the employee’s shares of restricted stock issued prior to or in connection with this offering and the continued vesting of all of the options to purchase common stock issued by the Company to the employee prior to or in connection with this offering in the same manner they would vest had he continued his employment with the Company. He additionally would be entitled to the full length of the remaining term to exercise any vested options. If the employee chooses to take an early retirement, he is entitled to all of the benefits described in the first two sentences of this paragraph, except that he forfeits all unvested shares of restricted stock issued prior to or in connection with this offering and all unvested options to purchase common stock issued prior to or in connection with this offering, and he is not entitled to a pro-rated incentive bonus. If the employee chooses to remain through an extended retirement period, he is entitled to all of the benefits described in the first two sentences of this paragraph, including the acceleration of vesting of all of his restricted stock and the continued vesting of all of his options. The employment agreements of Messrs. Conway, Schmidt-Fellner and Bray provide that for so long as the Company’s stock is traded on an established securities market, if any of the payments, awards or benefits payable to the employee are subject to a “golden parachute” excise tax, the Company will provide the employee with a gross-up payment so that the employee will receive the same economic terms they would have received if there were no excise tax.

In addition, each of Messrs. Conway, Schmidt-Fellner and Bray has agreed that during the term of the agreement and for two years thereafter, such employee will not directly or indirectly (i) solicit or engage any of the Company’s employees, consultants or contractors, (ii) cause or encourage any of the Company’s suppliers, licensors or any entity with which the Company have a material relationship to terminate or modify that relationship or (iii) compete with the Company’s business. Each of Messrs. Burnaman, Dobies and Shoyer has agreed to the same restrictions for a one-year period.

Amended and Restated Restricted Stock Agreements

On December 13, 2006, the Company entered into amended and restated restricted stock agreements with its executive officers, including Timothy J. Conway, Peter A. Schmidt-Fellner, John K. Bray, Phillip R. Burnaman II, David R. Dobies and Timothy C. Shoyer, and other key employees.

The restrictive covenants in the amended and restated restricted stock agreements are substantially the same as the provisions in the employment agreements, except that the restrictive covenants in the employment agreements are for a two-year period rather than a one-year period. In addition, each of Messrs. Conway, Schmidt-Fellner and Bray and each of the Company’s managing directors entered into a separate agreement pursuant to which the employee agreed that for a period of one year following any underwriters’ lock-up imposed in connection with the Company’s initial public offering, effective on December 13, 2006, they will not transfer more than 10% of their transferable incentive equity (all vested options and shares of restricted stock that are no longer subject to forfeiture) and after such time and for a period of one year following termination of employment, they will not transfer more than 75% of their transferable incentive equity. If, during the one year following termination, they violate the covenant not to compete with the Company, the amount of transferable stock that they are then obligated to hold will be forfeited.

The amended and restated restricted stock agreements also contain a confidentiality provision pursuant to which the officers agree not to disclose any confidential information to any person except (i) to the extent required by applicable law (ii) with the prior written consent of the Company’s board of directors or (iii) in the officer’s reasonable judgment, to such persons, to the extent necessary, as to allow for the performance of the officer’s duties, assuming such disclosure is not harmful in his reasonable judgment.

Management Restricted Stock Agreements

On December 13, 2006, the Company entered into separate restricted stock agreements with each of Timothy J. Conway, Peter A. Schmidt-Fellner, John K. Bray, Phillip R. Burnaman II, David R. Dobies and Timothy C. Shoyer received 359,193, 251,971, 91,138, 85,777, 91,138 and 91,138 shares of the Company’s restricted stock, respectively, subject to restricted stock agreements entered into by each as of that date.

The restricted stock agreements are the same as the amended and restated restricted stock agreements described above except for the time-based forfeiture provision, and they do not provide for the issuance of options. On each of the first and second anniversaries of the grant, 15% of the restricted stock will cease to be subject to forfeiture, an additional 20% will cease to be subject to forfeiture on the third anniversary of the grant and 25% will cease to be subject to forfeiture on each of the fourth and fifth anniversaries of the grant.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

10.1	Form of Director Restricted Stock Agreement (incorporated by reference to Exhibit 10.22.1 to the Registrant’s Registration Statement on Form S-1 (Reg. No. 333-137513)).

*10.2	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and Timothy J. Conway.

*10.3	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and Peter A. Schmidt-Fellner.

*10.4	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and John K. Bray.

*10.5	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and Phillip R. Burnaman II.

*10.6	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and David R. Dobies.

*10.7	Employment Agreement, dated December 8, 2006, between NewStar Financial, Inc. and Timothy C. Shoyer.

10.8	Form of Amended and Restated Restricted Stock Agreement (incorporated by reference to Exhibit 10.19.1 to the Registrant’s Registration Statement on Form S-1 (Reg. No. 333-137513)).

10.9	Form of Management Restricted Stock Agreement (incorporated by reference to Exhibit 10.20.1 to the Registrant’s Registration Statement on Form S-1 (Reg. No. 333-137513)).

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NewStar Financial, Inc.

Date: December 19, 2006

By: /s/ John Kirby Bray

Name: John Kirby Bray

Title: Chief Financial Officer

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